UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

DILLARD’S INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 20, 2017. DILLARD'S, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of DILLARD'S, INC. 1600 CANTRELL ROAD P.O. BOX 486 LITTLE ROCK, AR 72203 ATTN: JULIE BULL the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E23560-P90321-Z69708 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 23, 2017 Date: May 20, 2017Time: 9:00 AM CDT Location: Company's Corporate Office 1600 Cantrell Road Little Rock, Arkansas

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods box marked by the arrow XXXX XXXX XXXX XXXX available and follow the instructions. You may vote until E23561-P90321-Z69708 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to attend the Annual Meeting and vote in person, please call (501) 376-5965. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the 11:59 pm Eastern Time on May 17, 2017 for all shares related to the 401(k) Plan. All other shares may vote until 11:59 pm Eastern Time on May 19, 2017. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. The properly executed proxy card must be received by May 17, 2017 by the Tabulator for all shares related to the 401(k) Plan and by May 19, 2017 for all other shares. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2017 to facilitate timely delivery.

Voting Items

1. ELECTION OF DIRECTORS

   Class A Nominees:

   1a. Frank R. Mori

   1b. Reynie Rutledge

   1c. J.C. Watts, Jr.

   1d. Nick White

The Board of Directors of the Company recommends voting FOR each of the nominees listed above.

2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR FISCAL 2017.

The Board of Directors of the Company recommends voting FOR Proposal 2.

3. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 2005 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN.

The Board of Directors of the Company recommends voting FOR Proposal 3.

4. ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

The Board of Directors of the Company recommends voting FOR Proposal 4.

5. ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

The Board of Directors of the Company recommends voting for 3 Years on Proposal 5. If no direction is made, the Proxy will be voted for 3 Years.

6. STOCKHOLDER PROPOSAL TO SEPARATE THE POSITIONS OF THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF THE COMPANY.

The Board of Directors of the Company recommends voting AGAINST Proposal 6.

7. In their discretion, the proxies are authorized to consider and act upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

E23562-P90321-Z69708

Voting Items

1. ELECTION OF DIRECTORS

   Class B Nominees:

   1a. Robert C. Connor

   1b. Alex Dillard

   1c. Mike Dillard

   1d. William Dillard, II

   1e. James I. Freeman

   1f. H. Lee Hastings, III

   1g. Drue Matheny

   1h. Warren A. Stephens

The Board of Directors of the Company recommends voting FOR each of the nominees listed above.

2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR FISCAL 2017.

The Board of Directors of the Company recommends voting FOR Proposal 2.

3. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 2005 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN.

The Board of Directors of the Company recommends voting FOR Proposal 3.

4. ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

The Board of Directors of the Company recommends voting FOR Proposal 4.

5. ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

The Board of Directors of the Company recommends voting for 3 Years on Proposal 5. If no direction is made, the Proxy will be voted for 3 Years.

6. STOCKHOLDER PROPOSAL TO SEPARATE THE POSITIONS OF THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF THE COMPANY.

The Board of Directors of the Company recommends voting AGAINST Proposal 6.

7. In their discretion, the proxies are authorized to consider and act upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

E23563-P90321-Z69708

E23564-P90321-Z69708